Exhibit 99.2

Third Quarter 2016 Earnings Report

Forward-Looking Statements 2 This presentation forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, regarding management’s beliefs, estimates, projections and assumptions with respect to, among other things, the Company’s financial results, future operations, business plans and investment strategies, as well as industry and market conditions, all of which are subject to change. Words like “believe,” “expect,” “anticipate,” “promise,” “plan,” and other expressions or words of similar meanings, as well as future or conditional verbs such as “will,” “would,” “should,” “could,” or “may” are generally intended to identify forward-looking statements. Actual results and operations for any future period may vary materially from those projected herein and from past results discussed herein. Factors which could cause actual results to differ materially from historical results or those anticipated include, but are not limited to: the continually changing federal, state and local laws and regulations applicable to the highly regulated industry in which we operate; lawsuits or governmental actions that may result from any noncompliance with the laws and regulations applicable to our businesses; the mortgage lending and servicing-related regulations promulgated by the Consumer Financial Protection Bureau and its enforcement of these regulations; our dependence on U.S. government‑sponsored entities and changes in their current roles or their guarantees or guidelines; changes to government mortgage modification programs; the licensing and operational requirements of states and other jurisdictions applicable to the Company’s businesses, to which our bank competitors are not subject; foreclosure delays and changes in foreclosure practices; certain banking regulations that may limit our business activities; our dependence on the multifamily and commercial real estate sectors for future originations of commercial mortgage loans and other commercial real estate related loans; changes in macroeconomic and U.S. real estate market conditions; difficulties inherent in growing loan production volume; difficulties inherent in adjusting the size of our operations to reflect changes in business levels; purchase opportunities for mortgage servicing rights and our success in winning bids; changes in prevailing interest rates; increases in loan delinquencies and defaults; our reliance on PennyMac Mortgage Investment Trust (NYSE: PMT) as a significant source of financing for, and revenue related to, our mortgage banking business; any required additional capital and liquidity to support business growth that may not be available on acceptable terms, if at all; our obligation to indemnify third‑party purchasers or repurchase loans if loans that we originate, acquire, service or assist in the fulfillment of, fail to meet certain criteria or characteristics or under other circumstances; our obligation to indemnify PMT and the Investment Funds if its services fail to meet certain criteria or characteristics or under other circumstances; decreases in the returns on the assets that we select and manage for our clients, and our resulting management and incentive fees; the extensive amount of regulation applicable to our investment management segment; conflicts of interest in allocating our services and investment opportunities among us and our advised entities; the effect of public opinion on our reputation; our recent growth; our ability to effectively identify, manage, monitor and mitigate financial risks; our initiation of new business activities or expansion of existing business activities; our ability to detect misconduct and fraud; and our ability to mitigate cybersecurity risks and cyber incidents. You should not place undue reliance on any forward-looking statement and should consider all of the uncertainties and risks described above, as well as those more fully discussed in reports and other documents filed by the Company with the Securities and Exchange Commission from time to time. The Company undertakes no obligation to publicly update or revise any forward-looking statements or any other information contained herein, and the statements made in this press release are current as of the date of this release only.

Third Quarter Highlights 3 Pretax income of $139.3 million; diluted earnings per share of common stock of $1.06 Record earnings driven by continued momentum in correspondent and consumer direct production Book value per share increased to $14.41 from $13.28 at June 30, 2016 Production segment pretax income was $149.8 million, up 43% from 2Q16, driven by record production volumes and higher margins in both the correspondent and consumer direct channels Total acquisitions and originations were $20.6 billion in unpaid principal balance (UPB), up 28% from 2Q16, reflecting PFSI’s strong operational execution and ability to capture the current market opportunity Total locks were $25.0 billion in UPB, up 32% from 2Q16 Servicing segment pretax loss of $10.7 million, versus pretax loss of $21.0 million in 2Q16 Pretax income excluding fair value changes was $5.1 million, down 73% from 2Q16, largely due to higher expenses from early buyout transactions in 3Q16 which are expected to benefit future period income through reduced costs and potential resale of reperforming loans $39.0 million decline in mortgage servicing rights (MSR) value, driven by increased discount rates on Ginnie Mae MSRs Better than expected performance of interest rate hedges, resulting in $19.0 million of gains Portfolio grew to $182.1 billion in UPB, up 6% from June 30, 2016, due to loan production activities Investment Management pretax income of $0.2 million compared to $0.7 million in 2Q16 Net assets under management were $1.6 billion, down modestly from June 30, 2016 driven by PMT’s share repurchases

PennyMac Financial Continues to Deliver Earnings and Book Value Growth 4 Earnings Per Share Book Value Per Share (1) @ 9/30/16 (1) Represents partial year $0.82 $1.73 $2.17 $2.53 $0 $1 $2 $3 2013 2014 2015 LTM $8.04 $9.92 $12.32 $14.41 12/31/13 12/31/14 12/31/15 9/30/16 $0 $4 $8 $12 $16

New Home Sales Despite expectations for higher interest rates over the long term, mortgage rates remained largely unchanged in 3Q16 Origination volumes for both purchase-money and refinance mortgages remained strong in 3Q16 Low rates and continued strong purchase-money demand driving activity Modest reduction in market volumes expected in 4Q16 due to normal seasonal slowing Housing remains a source of strength in an otherwise mixed economic outlook Mortgage rates expected to remain relatively low Strong demand for homes, driving higher sales and growth in housing starts Particularly strong demand for entry-level homes Current Market Environment 5 Average 30-year fixed rate mortgage(1) (1) Freddie Mac Primary Mortgage Market Survey. 3.47% as of 10/27/2016 (2) Actual results are from Census Bureau – seasonally adjusted. Forecast estimates are from the Mortgage Bankers Association Home Sales(2) (Units in millions) 3.41% 3.42% Forecast Existing Home Sales 3.0% 3.5% 4.0% 4.5% 5.0% Jan-13 Apr-13 Jul-13 Oct-13 Jan-14 Apr-14 Jul-14 Oct-14 Jan-15 Apr-15 Jul-15 Oct-15 Jan-16 Apr-16 Jul-16 Oct-16 5.4 5.8 6.1 6.4 6.6 0.0 2.0 4.0 6.0 8.0 2014 2015 2016E 2017E 2018E

Hedging Approach Has Aided PFSI's Results Despite Interest Rate Changes


MSR Valuation Changes and Offsets
($ in millions)
Change in MSR value
Change in value of hedges and ESS liability
Production pretax income
$45.5
($33.8)
$50.3
($125.9)
$78.2
$68.4
($122.4)
$82.4
$104.5
($39.0)
$23.1
$149.8
4Q15
1Q16
2Q16
3Q16

- PFSI seeks to moderate the impact of interest rate changes using hedge instruments and also considering production-related revenue opportunities
- In periods of lower interest rates such as in 1Q16 and 2Q16, higher production-related income is expected to offset the MSR value reduction net of hedge gains
- During the third quarter:
  - PFSI's MSR value decreased, driven by increased discount rates on Ginnie Mae MSRs reflecting reduced bank participation and higher capital costs for other market participants
  - PFSI's servicing-related hedges outperformed, primarily due to a tightening of mortgage spreads

PennyMac® Financial Services, Inc.

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Estimates for Total U.S. Single Family Mortgage Originations(1) Outlook for the Mortgage Origination Market 7 ($ in billions) $1,880 $1,579 2016E 2017E (1) Average of forecasts from Fannie Mae (as of 9/9/16), Freddie Mac (as of 9/8/16) and the Mortgage Bankers Association (as of 9/12/16) Origination market is expected to decrease in 2017, driven by reduction in refinances Purchase-money originations expected to continue increasing, resulting in the largest market since 2006 +6% 30-Year Fixed-Rate Mortgage Forecast(1) Forecasts for mortgage rate increases vary, but expected to be modest relative to historical levels -16% 3.5% 3.6% 3.6% 3.9% 3.7% 4.4% 4Q16 1Q17 2Q17 3Q17 4Q17 Fannie Mae Freddie Mac MBA 20 - yr Average = 6.0% Recent Peak (June 2013) = 4.6%

Drivers for Continued Growth at PennyMac Financial in 2017 Significant opportunity in conventional conforming market for continued share growth PennyMac’s purchase-money focus to benefit from forecasted strong demand for homes even if mortgage rates increase modestly 8 Correspondent production Consumer direct originations Wholesale production Loan Servicing Substantial opportunity from large and growing servicing portfolio (over 900,000 customers); pursuing initiatives to increase recapture rates Continued investment in additional fulfillment capabilities to support higher origination volumes The wholesale channel represents 10% of the total mortgage production market and is highly fragmented Focus is on systems and process development required for planned mid-2017 launch Strong production volumes expected to drive organic portfolio growth Expectations for modestly higher mortgage rates are positive for the value of MSRs (e.g., reduced amortization, increased interest income) Cost improvement through workflow efficiencies expected from ongoing system improvements, increased automation and capturing additional economies of scale

3Q16 Production Income Growth Driven by Higher Volumes and Margins 9 Consumer Direct Production Volume Production Segment Pretax Income ($ in billions) ($ in millions) +43% Correspondent Production Volume ($ in billions) $78 $105 $150 $0 $40 $80 $120 $160 3Q15 2Q16 3Q16 $1.0 $1.5 $1.7 $1.8 $2.9 $3.5 $0 $2 $4 3Q15 2Q16 3Q16 Fundings Locks $14.6 $14.6 $18.9 $13.6 $16.0 $21.6 $0 $5 $10 $15 $20 $25 3Q15 2Q16 3Q16 Fundings Locks

Servicing Profitability Excluding Fair Value Changes

	3Q16			2Q16			1Q16			FY 2015		
	$ in millions		basis points[1]	$ in millions		basis points[1]	$ in millions		basis points[1]	$ in millions		basis points[1]
Operating revenue	$	128.2	29.0	$	126.0	29.9	$	115.8	28.5	$	383.8	28.5
Amortization and realization of MSR cash flows	$	(60.8)	(13.8)	$	(54.1)	(12.9)	$	(49.7)	(12.2)	$	(144.5)	(10.7)
EBO-related revenue	$	18.0	4.1	$	16.7	4.0	$	15.8	3.9	$	17.6	1.3
Servicing expenses:												
Operating expenses	$	(51.1)	(11.6)	$	(47.1)	(11.2)	$	(44.2)	(10.9)	$	(151.6)	(11.3)
Credit losses	$	(11.3)	(2.6)	$	(6.9)	(1.6)	$	(14.5)	(3.6)	$	(46.5)	(3.5)
EBO transaction-related expense	$	(7.1)	(1.6)	$	(3.2)	(0.8)	$	(3.3)	(0.8)	$	(12.7)	(0.9)
Financing expenses:												
Interest on ESS	$	(4.8)	(1.1)	$	(5.7)	(1.4)	$	(7.0)	(1.7)	$	(25.4)	(1.9)
Interest to third parties	$	(5.8)	(1.3)	$	(6.6)	(1.6)	$	(4.7)	(1.1)	$	(10.7)	(0.8)
Pretax income excluding fair value changes	**$**	**5.1**	**1.2**	**$**	**19.1**	**4.5**	**$**	**8.3**	**2.0**	**$**	**10.0**	**0.7**
Changes in Fair Value [2]												
MSR[3]	$	(39.0)		$	(122.4)		$	(125.9)		$	(4.7)	
ESS liability	$	4.1		$	17.4		$	19.4		$	3.8	
Hedging derivatives gains (losses)	$	19.0		$	64.9		$	58.7		$	(7.7)	
Servicing Segment Pretax (Loss) Income	**$**	**(10.7)**		**$**	**(21.0)**		**$**	**(39.5)**		**$**	**1.3**	

- Pretax income excluding fair value changes decreased in 3Q16, largely due to higher expenses from early buyout transactions in 3Q16 which are expected to benefit future period income through reduced costs and resale of reperforming loans
- 2Q16 pretax income was aided by $5.1 million in activity fees related to a sale of loans by PMT and a $4.9 million reduction to the allowance for credit losses on delinquent loans

(1) Of average portfolio UPB, annualized
(2) Changes in fair value do not include realization of MSR cash flows, which are included with amortization above
(3) Includes fair value changes and provision for impairment

PennyMac Financial Services, Inc.

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Trends in PennyMac Financial’s Businesses Correspondent Production(1) Market Share Market Share Consumer Direct Production(1) Loan Servicing(1) Market Share Investment Management AUM (billions) 11 (1) Source: Inside Mortgage Finance and company estimates. Inside Mortgage Finance estimates total 3Q16 origination market of $580 billion. Correspondent production share estimate is based on PFSI and PMT acquisition volume of $18.9 billion divided by $174 billion for the correspondent market (estimated to be 31% of total origination market). Consumer direct production share is based on PFSI originations of $1.7 billion divided by $328 billion for the retail market (estimated to be 59% of total origination market). Loan servicing market share is based on PFSI’s servicing UPB of $182.1 billion divided by an estimated $10.0 trillion in mortgage debt outstanding as of September 30, 2016. 6.83% 8.74% 9.19% 10.46% 0% 2% 4% 6% 8% 10% 12% 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 0.25% 0.42% 0.50% 0.49% 0.00% 0.20% 0.40% 0.60% 0.80% 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 $2.02 $1.75 $1.56 $1.56 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 1.02% 1.56% 1.71% 1.82% 0.0% 0.4% 0.8% 1.2% 1.6% 2.0% 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16

12 (UPB in billions) Production Segment Highlights – Correspondent Channel (1) For government-insured loans, PFSI earns gain on mortgage loans (2) For conventional loans, PFSI earns a fulfillment fee from PMT rather than income from holding and securitizing the loans (3) Includes locks related to PMT loan acquisitions, including conventional loans for which PFSI earns a fulfillment fee upon loan funding Correspondent Volume and Mix ■ Government-insured loans(1) Correspondent acquisitions by PMT in 3Q16 totaled $18.9 billion, up 30% Q/Q and up 31% Y/Y 62% government-insured loans; 38% conventional loans 40% Q/Q growth in conventional conforming acquisitions Total lock volume of $21.6 billion, up 35% Q/Q October correspondent acquisitions totaled $7.0 billion; locks totaled $6.7 billion Record volumes enabled by PFSI’s highly automated and efficiently scalable platform Significant volume increase due in part to a larger origination market and higher share of originations sold to correspondent aggregators Market share increases were driven by maintaining high service levels in a market with elevated volumes, increased business from new sellers added in recent periods and the purchase-money orientation of PennyMac’s sellers Non-delegated correspondent program launched in 2Q16 drove majority of Q/Q growth in seller relationships ■ Total Locks(3) ■ Conventional loans for PMT(2) Selected Operational Metrics $4.40 Gov't 60% 2Q16 3Q16 $2.90 Fulfillment 40% PCG Correspondent seller relationships 457 504 $7.30 Purchase money loans, as a % of total 71% 67% acquisitions WA FICO 2Q16 3Q16 PCG Government-insured 697 698 Conventional 748 755 Selected Credit Metrics for 3Q15 WA FICO RETAIL Government-insured 684 Conventional(2) 734 $10.3 $9.4 $11.7 $4.1 $5.2 $7.3 $13.6 $16.0 $21.6 $0 $4 $8 $12 $16 $20 $24 3Q15 2Q16 3Q16

(UPB in billions) Consumer direct production totaled $1.7 billion in 3Q16, up 12% Q/Q and up 61% Y/Y October consumer direct originations totaled $600 million; locks totaled $1.2 billion $1.4 billion committed pipeline at October 31, 2016(1) Growth reflects ongoing investments in sales and fulfillment capacity Produced approximately 6,300 loans in 3Q16 compared to just over 4,500 loans in 3Q15 Opened new direct lending center near Seattle, WA Efforts to tap into a labor pool of highly experienced mortgage professionals Initiatives to optimize portfolio recapture include focused efforts on conventional borrowers and purchase-money opportunities Production Segment Highlights – Consumer Direct Channel Consumer Direct Production Volume ■ Portfolio-sourced fundings ■ Non-portfolio fundings ■ Committed pipeline(1) (1) Commitments to originate mortgage loans at specified terms at period end (2) Includes conforming and jumbo loan originations 13 Selected Operational Metrics $4.40 Gov't 60% 2Q15 3Q15 $2.90 Fulfillment 40% PCG Correspondent seller relationships 377 400 $7.30 Purchase money loans, as a % of total 64% 77% acquisitions WA FICO 2Q15 3Q15 PCG Government-insured 691 693 Conventional 750 744 WA FICO 2Q16 3Q16 RETAIL Government-insured 692 699 Conventional(2) 743 743 $1.0 $1.5 $1.7 $ 0.5 $1.2 $1.7 $0.0 $0.6 $1.2 $1.8 3Q15 2Q16 3Q16

(UPB in billions) Servicing portfolio totaled $182.1 billion in UPB at quarter end, up 6% from 2Q16 Strong production volumes more than offset higher prepayment activity Successfully completed the acquisition and transfer of approximately $1 billion in UPB of MSRs related to defaulted government-insured loans from a large bank(1) Continued success in curing and modifying delinquent government loans – reduces future servicing expenses and creates revenue opportunities from the sale of reperforming loans Servicing Segment Highlights Loan Servicing Portfolio Composition Net Portfolio Growth ($9.1) $18.9 (UPB in billions) (1) 14 (1) Approximately $600 million in UPB acquired and transferred during the quarter and $400 million in UPB after quarter end. (2) For PMT’s MSR portfolio only (3) Early buyouts of delinquent loans from Ginnie Mae pools during the period (4) Percent of serviced and subserviced loans that have registered on PennyMacUSA.com (5) Includes consumer direct production, government correspondent acquisitions, and conventional conforming and jumbo loan acquisitions subserviced for PMT ■ Prime owned ■ Prime subserviced ■ Special $0.6 (1) Additions From loan production(5) From MSR acquisitions Selected Operational Metrics $4.40 Gov't 60% 2Q16 3Q16 $2.90 Fulfillment 40% Loans serviced (in thousands) 889 939 60+ day delinquency rate 2.5% 2.9% PCG Actual CPR - owned portfolio 18.1% 23.0% $7.30 Actual CPR - sub-serviced(2) 14.6% 18.4% Completed modifications 1,647 1,800 EBO transactions (in millions)(3) $134 $766 1,063 Electronic payments (% of portfolio) 82% 83% Customers registered for the website(4) 62% 66% April May June July Aug Sept Port Size 539,625.00 576,375.84 631,527.78 692,539.68 767,850.47 788,888.89 154849.5 Payoff 8634 8588 9094 8726 8216 8520 154.8 1.60% 1.49% 1.44% 1.26% 1.07% 1.08% 0.0108 1972 1.51% 1.13% $171.7 $182.1 At 6/30/16 Runoff At 9/30/16 $0.6 $154.8 $171.7 $182.1 $0 $50 $100 $150 $200 3Q15 2Q16 3Q16

15 ($ in millions) Net assets under management were $1.6 billion, down less than 1% from June 30, 2016 Reduction driven by PMT’s share repurchases PMT’s book value per share increased to $20.21 from $20.09 at June 30, 2016 PMT has a unique opportunity to participate in GSE credit risk transfer on its correspondent production Recently entered into a fourth CRT flow commitment with Fannie Mae PMT is continuing to transition capital away from distressed loan investments and also pursue share repurchases with available capital where the return exceeds alternative investment opportunities Investment Management Segment Highlights Investment Management Revenues Investment management revenues were $5.6 million, down 10% from 2Q16 Management fees declined 4% Q/Q, primarily resulting from a decrease in PMT’s shareholders’ equity due to share repurchases Carried interest from the private Investment Funds was $107,000 versus $244,000 in 2Q16 $7.9 $6.2 $5.6 $0 $3 $6 $9 3Q15 2Q16 3Q16 Carried interest & incentive fees Base management fees & other revenue

Financial Results by Operating Segment 16 Note: Figures may not sum exactly due to rounding Unaudited ($ in millions) ($ in millions) 1Q15 $ 67.4 $ (18.1) $ 3.9 $ 53.2 2Q15 $ 76.3 $ (2.4) $ 1.0 $ 74.8 3Q15 $ 77.7 $ (6.1) $ 2.2 $ 73.9 4Q15 $ 50.3 $ 27.9 $ 0.7 $ 78.9 1Q16 $ 68.4 $ (39.5) $ 1.1 $ 30.1 2Q16 $ 104.5 $ (20.9) $ 0.7 $ 84.3 3Q16 $ 150.0 $ (10.7) $ (0.0) $ 139.3 3Q15 $ 77.7 $ (6.1) $ 2.2 $ 73.9 4Q15 $ 50.3 $ 27.9 $ 0.7 $ 78.9 1Q16 $ 68.4 $ (39.5) $ 1.1 $ 30.1 2Q16 $ 104.5 $ (21.0) $ 0.7 $ 84.3 3Q16 $ 149.8 $ (10.7) $ 0.2 $ 139.3 Production Servicing Investment Management Total Pretax Income Production Servicing Investment Management Total Pretax Income Production Servicing Investment Management Total Pretax Income Production Servicing Investment Management Total Pretax Income Production Servicing Investment Management Total Pretax Income

17 Mortgage Banking – Production Segment Results (1) Includes net gains on mortgage loans held for sale, loan origination fees and net interest income; adjusted for 37% expected fallout of consumer direct lock commitments (2) Includes net gains on mortgage loans held for sale, loan origination fees and net interest income for government-insured correspondent loans; adjusted for 6% expected fallout of government-insured correspondent lock commitments (1) Production revenues for PFSI’s own account (net gains on mortgage loans held for sale at fair value, loan origination fees, net interest income and other) increased 37% Q/Q Net gains on mortgage loans held for sale at fair value in 3Q16 included a $6.6 million benefit from a revision of previously recorded provision for representations and warranties due to a change in estimate Gross margins (revenue per lock) increased Q/Q in both the consumer direct and correspondent channels In recent quarters, consumer direct revenue per lock has ranged from 257 bps to 323 bps(1) Correspondent revenue per lock has ranged from 52 bps to 68 bps (2) Weighted average fulfillment fee rate was 38 basis points, up slightly from 37 basis points in 2Q16 Unaudited ($ in thousands) Production Segment PCG Locks Consumer Direct Locks Unaudited ($ in thousands) Timeframe Totals Timeframe Totals Revenue 2016 Q2 Conf $ 5,957,343,983 2016 Q2 Conf $ 842,055,443 Net gains on mortgage loans held for sale at fair value $ 166,506 $ 115,894 2016 Q2 Govt $ 10,023,369,957 2016 Q2 Govt $ 2,054,278,801 Loan origination fees 34,621 28,907 2016 Q2 Jumbo $ 7,131,150 2016 Q2 Jumbo $ 4,995,728 Fulfillment fees from PennyMac Mortgage Investment Trust 27,255 19,111 2016 Q2 Total $ 15,987,845,090 2016 Q2 Total $ 2,901,329,972 Net interest income 3,690 4,703 2016 Q1 Conf $ 3,856,825,421 2016 Q1 Conf $ 542,287,910 Other 508 849 2016 Q1 Govt $ 6,510,763,537 2016 Q1 Govt $ 1,682,247,218 232,580 169,464 2016 Q1 Jumbo $ 11,393,814 2016 Q1 Jumbo $ 5,029,100 Expenses 82,767 64,959 2016 Q1 Total $ 10,378,982,772 2016 Q1 Total $ 2,229,564,228 Pretax income $ 149,813 $ 104,505 Production Segment Metrics 3Q16 2Q16 1Q16 PFSI Locks PCG Govt. $ 12,868,000,000 $ 10,023,369,957 $ 6,510,763,537 54% Unaudited ($ in thousands) Consumer Direct $ 3,463,000,000 $ 2,901,329,972 $ 2,229,564,228 30% Production revenues excl. fulfillment fees $ 205,325 $ 150,353 $ 16,331,000,000 $ 12,924,699,929 $ 8,740,327,765 48% As basis points of IRLCs 126 bps 116 bps Revenue per consumer direct lock(1) 323 bps 307 bps 323 bps 307 bps Revenue per correspondent lock(2) 68 bps 58 bps 68 bps 61 bps CDL MARGIN 3.07% 2.98% PCG Govt. MARGIN 1.16% 1.29% Servicing Segment Unaudited ($ in thousands) $ 89,070.83 $ 66,441.01 Revenue $ 116,253.88 $ 83,911.99 Net loan servicing fees $ 26,609 $ 17,519 Net interest expense (9,600) (10,993) Net gains on mortgage loans held for sale at fair value 14,308 13,310 Other 798 (232) 32,115 19,604 Expenses 53,085 59,066 Pretax income $ (20,970) $ (39,462) Set to 211 pixels to match servicing fee schedule width Mortgage Banking Segment Total Pretax income $ 128,844 $ 65,043 Quarter ended September 30, 2015 Quarter ended June 30, 2015 Quarter ended September 30, 2015 Quarter ended June 30, 2015 Quarter ended September 30, 2015 Quarter ended June 30, 2015 Quarter ended September 30, 2016 Quarter ended June 30, 2016 Quarter ended June 30, 2016 Quarter ended March 31, 2016 Quarter ended September 30, 2016 Quarter ended June 30, 2016

Mortgage Banking – Servicing Segment Results (1) Includes contractually-specified servicing fees (2) See servicing segment pretax (loss) income analysis on page 10 18 Servicing segment revenue increased 66% Q/Q, driven by a $19.3 million increase in net loan servicing fees and a $1.3 million increase in gains from the securitization of reperforming government-insured loans Servicing segment expenses increased 20% Q/Q(2) Higher expenses from early buyout transactions expected to be offset by benefits in the current and future periods 2Q16 included a $4.9 million reduction in credit loss provisioning MSR fair value adjustments driven by an increase in the discount rates on Ginnie Mae MSRs reflecting reduced bank participation and higher capital costs for other market participants ($ in thousands) ($ in thousands) Production Segment Unaudited ($ in thousands) Revenue Net gains on mortgage loans held for sale at fair value $ 115,895 $ 78,214 Loan origination fees 28,907 22,434 Fulfillment fees from PennyMac Mortgage Investment Trust 18,053 12,935 Net interest income 4,704 3,494 Other 848 239 168,407 117,316 Expenses 64,960 48,908 103447 Pretax income $ 103,447 $ 68,408 Production Segment Metrics Calcs Unaudited ($ in thousands) Net gains on mortgage loans $ 115,895 $ 78,214 As % of IRLCs 3.00% 2.03% #DIV/0! Loan origination fees $ 28,907 $ 22,434 As % of PFSI fundings 0.90% 0.63% #DIV/0! Fulfillment fees from PMT $ 18,053 $ 12,935 Average fulfillment fee Servicing Segment Unaudited ($ in thousands) Revenue Net loan servicing fees $ 45,864 $ 26,555 Net interest expense (8,486) (9,599) Net gains on mortgage loans held for sale at fair value 15,615 14,309 Other 205 851 53,198 32,116 Expenses 63,937 53,085 Set to 211 pixels to match servicing fee schedule width Pretax loss $ (10,739) $ (20,969) Mortgage Banking Segment Total Pretax income $ 92,708 $ 47,439 Quarter ended September 30, 2015 Quarter ended June 30, 2015 Quarter ended September 30, 2015 Quarter ended June 30, 2015 Quarter ended September 30, 2015 Quarter ended June 30, 2015 Quarter ended June 30, 2016 Quarter ended March 31, 2016 Quarter ended September 30, 2016 Quarter ended June 30, 2016 Quarter ended June 30, 2016 Quarter ended March 31, 2016 Net Loan Servicing Fees Unaudited ($ in thousands) Net loan servicing fees: Loan servicing fees(1) $ 122,587 $ 120,738 Effect of MSRs: Amortization and realization of cash flows (60,847) (54,126) Change in fair value and provision for impairment of MSRs carried at lower of amortized cost or fair value (39,009) (122,433) Change in fair value of excess servicing spread financing 4,107 17,428 Hedging gains 19,026 64,948 Total amortization, impairment and change in fair value of MSRs (76,723) (94,183) Net loan servicing fees $ 45,864 $ 26,555 Quarter ended September 30, 2016 Quarter ended June 30, 2016

Mortgage Servicing Rights (MSR) Asset Valuation 19 PFSI carries most of its originated MSRs at the lower of amortized cost or fair value (“LOCOM”) MSRs where the note rate on the underlying loan is less than or equal to 4.5% Purchased MSRs, including those subject to ESS, are carried at fair value and the ESS is also carried at fair value The fair value of MSRs carried at LOCOM equaled the carrying value at September 30, 2016 Note: Figures may not sum exactly due to rounding September 30, 2016 Unaudited ($ in millions) UPB $75,076 $12,750 $33,487 Weighted average coupon 3.75% 3.89% 4.20% Prepayment speed assumption (CPR) 12.1% 12.4% 12.3% Weighted average servicing fee rate 0.31% 0.26% 0.34% Fair value of MSR $845.6 $112.5 $379.5 As a multiple of servicing fee 3.61 3.39 3.31 Carrying value of MSR $845.6 $112.5 $379.5 Related excess servicing spread liability - - $280.4 Fair value in excess of carrying value $ - 3.33344205 $0.0 Lower of amortized cost or fair value Fair value not subject to excess servicing spread liability Fair value subject to excess servicing spread liability

Investment Management Segment Results 20 Segment revenue decreased 10% Q/Q to $5.6 million on lower management fees from PMT and a decrease in Carried Interest from the Investment Funds Management fees declined due to PMT’s repurchase of common shares Decrease in carried interest resulted from reduced performance of the private Investment Funds during 3Q16 Quarter ended June 30, 2015 Center Center Unaudited – ($ in thousands) Revenue Management fees: From PennyMac Mortgage Investment Trust $ 5,025 $ 5,199 From Investment Funds 496 531 5,521 5,730 Carried Interest from Investment Funds 107 244 Other (11) 252 5,617 6,226 Expenses 5,413 5,504 Pretax income $ 204 $ 722 $ (518) Quarter ended December $ 5,742 714 6,456 1,483 (141) 7,798 5,618 $ 2,180 30, 2015 Quarter ended June 30, 2015 Quarter ended June 30, 2016 Quarter ended Sept. 30, 2016

Appendix

Overview of PennyMac Financial’s Businesses Complex and highly regulated mortgage industry requires effective governance, compliance, and operating systems PFSI’s platform has been developed organically and is highly scalable Commitment to strong corporate governance, compliance, and risk management since inception PFSI is well positioned for continued growth in this market and regulatory environment Loan Production Loan Servicing Investment Management Servicing for owned MSRs and subservicing for Advised Entities Major loan servicer for Fannie Mae, Freddie Mac and Ginnie Mae Industry-leading capabilities in special servicing Organic growth results from loan production, supplemented by MSR acquisitions and PMT investment activity Serve as external manager for investment vehicles focused on investing in mortgage-related assets: Distressed whole loans MSRs and ESS GSE credit risk transfers Investments in prime non-Agency MBS and ABS Multifamily loans and securitization interests Synergistic partnership with PMT Correspondent aggregation of newly originated loans from third-party sellers PFSI earns gains on government-insured loans Fulfillment fees for PMT’s conventional loans Consumer direct origination of conventional and government-insured loans Small balance multifamily origination business 22

PFSI Has Developed in a Sustainable Manner for Long-Term Growth

- Disciplined growth to address the demands of the GSEs, Agencies, regulators and our financing partners
  - Since inception, PennyMac has focused on building and testing processes and systems before adding significant transaction volumes
- Highly experienced management team has created a robust corporate governance system centered on compliance, risk management and quality control

2016
- Over $1.5 bn in quarterly consumer direct originations

2015
- Stockholders' equity surpasses $1 bn

2014
- Continued organic growth
- Servicing UPB reaches $100 bn

2013
- PFSI completed initial public offering
- Expanded infrastructure in Fort Worth, TX

2012
- Expanded infrastructure in Tampa, FL
- Became largest non-bank correspondent aggregator

2011
- Expanded infrastructure with flagship operations facility in Moorpark, CA
- Correspondent leadership team expands

2010
- Added servicing leadership for prime portfolio and to drive scalable growth
- Correspondent system launches

2009
- Correspondent group established with a focus on operations development and process design

2008
- Operations launched
- De novo build of legacy-free mortgage servicer

	2008	2009	2010	2011	2012	2013	2014	2015	2016
Employees at year end	72	128	230	435	1,008	1,373	1,816	2,523	2,932[(1)]

PennyMac® Financial Services, Inc.

(1) As of September 30, 2016

23

24 PennyMac Financial Is in a Unique Position Among Mortgage Specialists Industry-leading platform built organically – not through acquisitions Not distracted by legacy/regulatory issues Disciplined, sustainable growth for more than 8 years Focused on building and testing processes and systems before large transaction volumes Distinctive expertise and full range of capabilities across mortgage banking and investment management Loan production, e.g., loan fulfillment systems and operations, correspondent counterparty review and management Credit, e.g., loan program development, underwriting and quality control Capital markets, e.g., pooling and securitization, hedging/interest rate risk management Servicing, e.g., customer service, default management, investor accounting Corporate functions, e.g., enterprise risk management, internal audit, treasury, finance and accounting, legal, IT infrastructure and development Over 2,900 employees Highly experienced management team – 50 senior-most executives have on average 25 years of relevant industry experience Strong governance and compliance culture Led by distinguished board which includes seven independent Directors Robust management governance structure with 10 committees that oversee key risks and controls External oversight by regulators, business partners and other third parties Desired structure in place to compete effectively as a non-bank Synergistic partnership with PMT, a leading residential mortgage REIT and long-term investment vehicle Provides access to efficient capital and reduces balance sheet constraints on growth

Opportunity in MSR Acquisitions 25 Why Are MSR Sales Occurring? How Do MSRs Come to Market? Large servicers may sell MSRs due to continuing operational pressures, higher regulatory capital requirements for banks (treatment under Basel III) and a re-focus on core customers/businesses Independent mortgage banks sell MSRs from time to time due to a need for capital Intermittent large bulk portfolio sales ($10+ billion in UPB) Require considerable coordination with selling institutions and Agencies Mini-bulk sales (typically $500 million to $5 billion in UPB) Flow/co-issue MSR transactions (monthly commitments, typically $20-100 million in UPB) Alternative delivery method typically from larger independent originators Which MSR Transactions Are Attractive? GSE and Ginnie Mae servicing in which PFSI has distinctive expertise MSRs sold and operational servicing transferred to PFSI (not subserviced by a third party) Measurable rep and warranty liability for PFSI PFSI is uniquely positioned to be a successful acquirer of MSRs Proven track record of complex MSR and distressed loan transfers Operational platform that addresses the demands of the Agencies, regulators, and financing partners Physical capacity in place to service over $200 billion in UPB Potential co-investment opportunity for PMT in the excess servicing spread

PFSI's Mortgage Servicing Rights Investments in Partnership with PMT

- PMT has co-invested in Agency MSRs acquired from third-party sellers by PFSI; presently only related to Ginnie Mae MSRs
- PMT acquires the right to receive the excess servicing spread cash flows over the life of the underlying loans
- PFSI owns the MSRs, and services the loans


Acquired by PFSI from Third-Party Seller(1)
Acquired by PMT from PFSI(1)
MSR Asset (e.g., 25bp servicing fee)
Excess Servicing Spread (e.g., 12.5bp)
Base MSR (e.g., 12.5bp)

Example transaction: actual transaction details may vary materially

<u>Excess Servicing Spread</u>[2]

- Interest income from a portion of the contractual servicing fee
  - Realized yield dependent on prepayment speeds and recapture

<u>Base MSR</u>

- Income from a portion of the contractual servicing fee
- Also entitled to ancillary income
- Bears expenses of performing loan servicing activities
- Required to advance certain payments largely for delinquent loans

[1] The contractual servicer and MSR owner is PennyMac Loan Services, LLC, an indirect controlled subsidiary of PennyMac Financial Services, Inc.
[2] Subject and subordinate to Agency rights (under the related servicer or issuer guide) and, as applicable, to PFSI's pledge of MSRs under a note payable; does not change the contractual servicing fee paid by the Agency to the servicer.

PennyMac® Financial Services, Inc.
26

Acquisitions, Originations, and Locks by Product 27 Note: Figures may not sum exactly due to rounding Unaudited ($ in millions) Correspondent Acquisitions Conventional 4,055 $ 3,460 $ 3,253 $ 5,171 $ 7,263 $ Government 10,348 6,558 6,423 9,433 11,657 Jumbo 19 12 7 3 1 Total 14,421 $ 10,030 $ 9,683 $ 14,607 $ 18,920 $ Correspondent Locks Conventional 4,085 $ 3,630 $ 3,857 $ 5,957 $ 8,687 $ Government 9,483 7,001 6,511 10,023 12,868 Jumbo 32 14 11 7 2 Total 13,599 $ 10,645 $ 10,379 $ 15,988 $ 21,558 $ Consumer Direct Originations Conventional 163 $ 195 $ 201 $ 355 $ 380 $ Government 877 832 1,006 1,143 1,297 Jumbo 1 1 - 3 - Total 1,042 $ 1,028 $ 1,207 $ 1,501 $ 1,677 $ Consumer Direct Locks Conventional 390 $ 404 $ 542 $ 842 $ 1,048 $ Government 1,363 1,406 1,682 2,054 2,410 Jumbo 2 2 5 5 5 Total 1,755 $ 1,811 $ 2,230 $ 2,901 $ 3,463 $ Total acquisitions/originations 15,464 $ 11,058 $ 10,890 $ 16,109 $ 20,597 $ Total locks 15,354 $ 12,456 $ 12,609 $ 18,889 $ 25,021 $ UPB of loans fulfilled for PMT 4,073 $ 3,472 $ 3,259 $ 5,174 $ 7,264 $ 3Q15 4Q15 1Q16 2Q16 3Q16 3Q15 4Q15 1Q16 2Q16 3Q16